SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

		Filed by the Registrant	[X]
		Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement

Fidelity Rutland Square Trust II
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.accessmyproxy.com/fidelity.

STRATEGIC ADVISERS® CORE FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-544-3455

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® Core Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) which permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees but without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on December 1, 2011 of a new sub-adviser under a sub-advisory agreement (the Agreement) among Strategic Advisers, OppenheimerFunds, Inc. (OppenheimerFunds), and the Trust, on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint an additional sub-adviser to the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about January 17, 2012 to shareholders of record as of December 27, 2011. This Information Statement is intended to inform you that a new sub-adviser has been appointed to your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of Trustees who are not parties to the Agreement or "interested persons" of any such party (the Independent Trustees), appointed OppenheimerFunds as an additional sub-adviser to the Fund and approved the Agreement with OppenheimerFunds on December 1, 2011. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of OppenheimerFunds under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated December 3, 2009, which was approved on that date by the sole initial shareholder of the Fund and by the Board, including a majority of the Independent Trustees.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

The Fund pays an all-inclusive management fee to Strategic Advisers and Strategic Advisers undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the Fund, except the following: (i) taxes; (ii) the fees and expenses of all Trustees of the Fund who are not "interested persons" of the Fund or of Strategic Advisers; (iii) brokerage fees and commissions; (iv) redemption fees and other shareholder charges associated with investments in other mutual funds; (v) interest expenses with respect to borrowings by the Fund; (vi) prime brokerage fees and expenses, including margin interest and payments in lieu of dividends associated with short sale transactions; and (vii) such non-recurring and extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Fund's Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Fund, including charges for exchanges, redemptions, sub-accounting or other services, shall not be payable by Strategic Advisers, but may be received and retained by Strategic Advisers or its affiliates.

The Fund pays a monthly management fee to Strategic Advisers (the Management Fee). The Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate of 0.25% of the average daily net assets of the Fund throughout the month and the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets. Because the Fund's Management Fee may fluctuate, the Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage the Fund in the future. Strategic Advisers has contractually agreed that the Fund's maximum aggregate annual management fee rate will not exceed 1.00% of the Fund's average daily net assets. The addition of OppenheimerFunds as a sub-adviser will not result in a change to the maximum aggregate annual management fee payable by shareholders. Strategic Advisers has contractually agreed to waive a portion of the management fee equal to 0.25% of the average daily net assets of the Fund through September 30, 2014.

In addition to OppenheimerFunds, First Eagle Investment Management, LLC (First Eagle), Lazard Asset Management LLC (Lazard), Pyramis Global Advisors, LLC (Pyramis), and T. Rowe Price Associates, Inc. (T. Rowe Price) serve as sub-advisers to the Fund. Pyramis is an affiliate of Strategic Advisers and has not been allocated assets of the Fund as of the date of this Information Statement.

The following table shows management fees paid to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Fund's sub-advisers during the period ended May 31, 2011 for the Fund.

Management Fees Paid to Strategic AdvisersA,B	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundA,B	Aggregate Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers	Aggregate Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the Fund
$ 9,935,303*	0.1539%*	$ 9,983,061	0.1546%

A After waivers reducing management fees of $16,216,221.

B After credits reducing management fees of $300.

* After reduction of fees and expenses paid by the Fund to the Independent Trustees.

As of the date of this Information Statement, the Fund has not paid any fees to Pyramis.

SUMMARY OF AGREEMENT WITH OPPENHEIMERFUNDS

On December 1, 2011, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with OppenheimerFunds on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with OppenheimerFunds dated December 1, 2011. Pursuant to the Agreement, OppenheimerFunds has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, OppenheimerFunds provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board, or Strategic Advisers may impose with respect to the Fund. OppenheimerFunds will vote the Fund's proxies in accordance with OppenheimerFunds's proxy voting policies as approved by the Board. Strategic Advisers has granted OppenheimerFunds authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays OppenheimerFunds a monthly asset-based fee out of its Management Fee.

The Agreement with OppenheimerFunds may be terminated on sixty days' written notice to OppenheimerFunds: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with OppenheimerFunds is terminable, without penalty, by OppenheimerFunds upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with OppenheimerFunds will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of OppenheimerFunds' sub-advisory fees under the Agreement. The maximum aggregate annual management fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT OPPENHEIMERFUNDS

OppenheimerFunds is wholly owned by Oppenheimer Acquisition Corp., a holding company, located at 2 World Financial Center, 225 Liberty Street, 11th floor, New York, NY, 10281-1008, and primarily owned by Massachusetts Mutual Life Insurance Company ("MassMutual"), a global, diversified insurance and financial services company located at 1295 State Street, Springfield, MA, 01111. As of September 30, 2011, MassMutual owned 97% of Oppenheimer Acquisition Corp.'s voting securities.

Investment Process

OppenheimerFunds provides investment management services to the Fund through the Main Street Strategy. The Main Street Team ("the team") is primarily a fundamental, bottom-up, domestic large-cap core equity manager. The team uses fundamental research in combination with quantitative inputs to find companies that have strong value creation potential, a compelling risk/reward profile and are mispriced by the market place.

Portfolio Manager(s)

Manind (Mani) Govil, Portfolio Manager

Mani Govil, CFA, is a Senior Vice President and the head of the Main Street Team of OppenheimerFunds. Prior to joining OppenheimerFunds in May 2009, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.

Benjamin Ram, Portfolio Manager

Benjamin Ram is a Vice President and portfolio manager of OppenheimerFunds. Prior to joining OppenheimerFunds in May 2009, Mr. Ram was sector manager for financial investments and a co portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.

Directors and Executive Officers

The following are directors and/or executive officers of OppenheimerFunds. The address of each is 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008.

DIRECTORS AND EXECUTIVE OFFICERS
Name	Position
Geoffrey Craddock	Executive Vice President
Roger W. Crandall	Director
Craig P. Dinsell	Executive Vice President
Arthur Gabinet	Executive Vice President and General Counsel
William F. Glavin, Jr.	Chairman, Chief Executive Officer, President, and Director
Philipp Hensler	Executive Vice President
David Pfeffer	Executive Vice President, Chief Financial Officer, Treasurer, and Director
Michael Rollings	Director
Mark S. Vandehey	Senior Vice President and Chief Compliance Officer
Darren Walsh	Executive Vice President
Elizabeth Ward	Director
Martha Willis	Executive Vice President
CONTROL PERSONS
Name	Relationship
Oppenheimer Acquisition Corp.	Owns 100% of OppenheimerFunds

Other Funds

OppenheimerFunds currently serves as investment adviser for the following funds that have an investment objective similar to that of Strategic Advisers Core Fund:

Advised/Subadvised Registered Investment Companies	Net Assets as of September 30, 2011 (in millions)	Rate of Compensation	Fee Waiver/ Reduction
Oppenheimer Main Street Fund/VA	$ 1,315.5	0.75% of the first $200 million 0.72% of the next $200 million 0.69% of the next $200 million 0.66% of the next $200 million 0.60% thereafter	Yes
Oppenheimer Main Street Fund	$ 4,658.5	0.65% of the first $200 million 0.60% of the next $150 million 0.55% of the next $150 million 0.45% thereafter	Yes
Subadvised Funds	Net Assets as of September 30, 2011 (in millions)	Rate of Compensation	Fee Waiver/ Reduction
Client A	$ 81.8	$0 to $50,000,000 = 0.40% $50,000,001 to $250,000,000 = 0.35% $250,000,001 and above = 0.30%	No
Client B	$ 1,381.7	0.23% on all assets	No
Client C	$ 170.3	0.23% on all assets	No
Client D	$ 67.6	$0 to $10,000,000,000 = 0.40%	No

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH OPPENHEIMERFUNDS

On December 1, 2011, the Board, including the Independent Trustees, voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with OppenheimerFunds for the Fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within OppenheimerFunds, including the backgrounds of its investment personnel, and also took into consideration the Fund's investment objective and discipline. The Board also considered the structure of OppenheimerFunds' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of OppenheimerFunds' investment staff, its use of technology, and OppenheimerFunds' approach to recruiting, managing and compensating investment personnel. The Board noted that OppenheimerFunds' analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and quantitative analysis. Additionally, in their deliberations, the Board considered OppenheimerFunds' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by OppenheimerFunds under the Sub-Advisory Agreement and (ii) the resources to be devoted to the Fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of OppenheimerFunds and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the Fund under the Sub-Advisory Agreement should benefit the Fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the Fund to the Fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to OppenheimerFunds and the Fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Fund's management fee through September 30, 2014 and noted that the Fund's maximum aggregate annual management fee rate may not exceed 1.00%. The Board noted that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the Fund.

Based on its review, the Board concluded that the Fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the Fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the Fund, the Board did not consider the Fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the Fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any. The Board considered the receipt of these benefits in light of Strategic Advisers' and its affiliates' profitability and other considerations described above.

Possible Economies of Scale. Because sub-advisory contracts have no impact on the maximum management fees payable by the Fund under the management contract with Strategic Advisers, the Board did not consider economies of scale to be a significant factor in its decision to approve the Sub-Advisory Contract. In connection with the Board's annual renewal of the Fund's management contract with Strategic Advisers and the Fund's sub-advisory agreements, the Board considers the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the Fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, and Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

BROKERAGE INFORMATION

Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control. An unaffiliated sub-adviser may also place trades with NFS and brokers with whom a sub-adviser to the Fund is under common control.

The following table shows the aggregate amount of commissions paid to any broker or dealer affiliated with the Fund through May 31, 2011.

Affiliated Broker	Brokerage Commissions Paid	% of Fund's Aggregate Brokerage Commissions Paid
Lazard Capital Markets	$ 45,719	1.10%

During the fiscal year ended May 31, 2011, T. Rowe Price, a sub-adviser to the Fund, placed orders for the purchase and sale of securities with Lazard Capital Markets, a broker dealer that is an affiliate of Lazard. Lazard serves as an additional sub-adviser to the Fund.

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. There were 743,687,991 shares of the Fund issued and outstanding as of November 30, 2011.

As of November 30, 2011, the Trustees and Officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109.

Annual Report. For a free copy of the Fund's most recent annual report and semi-annual report, if any, call 1-800-544-3455 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109. In addition, you may visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC.

1.933257.100 SAC-pis-0112

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.accessmyproxy.com/fidelity.

STRATEGIC ADVISERS® CORE MULTI-MANAGER FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-835-5095

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® Core Multi-Manager Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) which permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees but without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on December 1, 2011 of a new sub-adviser under a sub-advisory agreement (the Agreement) among Strategic Advisers, OppenheimerFunds, Inc. (OppenheimerFunds), and the Trust, on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint an additional sub-adviser to the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about January 17, 2012 to shareholders of record as of December 27, 2011. This Information Statement is intended to inform you that a new sub-adviser has been appointed to your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of Trustees who are not parties to the Agreement or "interested persons" of any such party (the Independent Trustees), appointed OppenheimerFunds as an additional sub-adviser to the Fund and approved the Agreement with OppenheimerFunds on December 1, 2011. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of OppenheimerFunds under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated September 8, 2011, which was approved on that date by the sole initial shareholder of the Fund and by the Board, including a majority of the Independent Trustees.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Fund's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund's Trustees and officers with respect thereto.

The Fund pays a monthly management fee to Strategic Advisers (the Management Fee). The Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate of 0.30% of the average daily net assets of the Fund throughout the month and the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets. Because the Fund's Management Fee may fluctuate, the Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage the Fund in the future. Strategic Advisers has contractually agreed that the Fund's maximum aggregate annual management fee rate will not exceed 1.05% of the Fund's average daily net assets. Strategic Advisers has contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any, incurred by the Fund or an acquired fund in which it invests) exceed 0.97% of its average net assets. This arrangement will remain in effect through July 31, 2013. The addition of OppenheimerFunds as a sub-adviser will not result in a change to the maximum aggregate annual management fee payable by shareholders.

In addition to OppenheimerFunds, First Eagle Investment Management, LLC (First Eagle), Lazard Asset Management LLC (Lazard), Pyramis Global Advisors, LLC (Pyramis), and T. Rowe Price Associates, Inc. (T. Rowe Price) serve as sub-advisers to the Fund. Pyramis is an affiliate of Strategic Advisers.

SUMMARY OF AGREEMENT WITH OPPENHEIMERFUNDS

On December 1, 2011, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with OppenheimerFunds on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with OppenheimerFunds dated December 1, 2011. Pursuant to the Agreement, OppenheimerFunds has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, OppenheimerFunds provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board, or Strategic Advisers may impose with respect to the Fund. OppenheimerFunds will vote the Fund's proxies in accordance with OppenheimerFunds's proxy voting policies as approved by the Board. Strategic Advisers has granted OppenheimerFunds authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays OppenheimerFunds a monthly asset-based fee out of its Management Fee.

The Agreement with OppenheimerFunds may be terminated on sixty days' written notice to OppenheimerFunds: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with OppenheimerFunds is terminable, without penalty, by OppenheimerFunds upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with OppenheimerFunds will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of OppenheimerFunds' sub-advisory fees under the Agreement. The maximum aggregate annual management fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT OPPENHEIMERFUNDS

OppenheimerFunds is wholly owned by Oppenheimer Acquisition Corp., a holding company, located at 2 World Financial Center, 225 Liberty Street, 11th floor, New York, NY, 10281-1008, and primarily owned by Massachusetts Mutual Life Insurance Company ("MassMutual"), a global, diversified insurance and financial services company located at 1295 State Street, Springfield, MA, 01111. As of September 30, 2011, MassMutual owned 97% of Oppenheimer Acquisition Corp.'s voting securities.

Investment Process

OppenheimerFunds provides investment management services to the Fund through the Main Street Strategy. The Main Street Team ("the team") is primarily a fundamental, bottom-up, domestic large-cap core equity manager. The team uses fundamental research in combination with quantitative inputs to find companies that have strong value creation potential, a compelling risk/reward profile and are mispriced by the market place.

Portfolio Manager(s)

Manind (Mani) Govil, Portfolio Manager

Mani Govil, CFA, is a Senior Vice President and the head of the Main Street Team of OppenheimerFunds. Prior to joining OppenheimerFunds in May 2009, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.

Benjamin Ram, Portfolio Manager

Benjamin Ram is a Vice President and portfolio manager of OppenheimerFunds. Prior to joining OppenheimerFunds in May 2009, Mr. Ram was sector manager for financial investments and a co portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.

Directors and Executive Officers

The following are directors and/or executive officers of OppenheimerFunds. The address of each is 2 World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008.

DIRECTORS AND EXECUTIVE OFFICERS
Name	Position
Geoffrey Craddock	Executive Vice President
Roger W. Crandall	Director
Craig P. Dinsell	Executive Vice President
Arthur Gabinet	Executive Vice President and General Counsel
William F. Glavin, Jr.	Chairman, Chief Executive Officer, President, and Director
Philipp Hensler	Executive Vice President
David Pfeffer	Executive Vice President, Chief Financial Officer, Treasurer, and Director
Michael Rollings	Director
Mark S. Vandehey	Senior Vice President and Chief Compliance Officer
Darren Walsh	Executive Vice President
Elizabeth Ward	Director
Martha Willis	Executive Vice President
CONTROL PERSONS
Name	Relationship
Oppenheimer Acquisition Corp.	Owns 100% of OppenheimerFunds

Other Funds

OppenheimerFunds currently serves as investment adviser for the following funds that have an investment objective similar to that of Strategic Advisers Core Multi-Manager Fund:

Advised/Subadvised Registered Investment Companies	Net Assets as of September 30, 2011 (in millions)	Rate of Compensation	Fee Waiver/ Reduction
Oppenheimer Main Street Fund/VA	$ 1,315.5	0.75% of the first $200 million 0.72% of the next $200 million 0.69% of the next $200 million 0.66% of the next $200 million 0.60% thereafter	Yes
Oppenheimer Main Street Fund	$ 4,658.5	0.65% of the first $200 million 0.60% of the next $150 million 0.55% of the next $150 million 0.45% thereafter	Yes
Subadvised Funds	Net Assets as of September 30, 2011 (in millions)	Rate of Compensation	Fee Waiver/ Reduction
Client A	$ 81.8	$0 to $50,000,000 = 0.40% $50,000,001 to $250,000,000 = 0.35% $250,000,001 and above = 0.30%	No
Client B	$ 1,381.7	0.23% on all assets	No
Client C	$ 170.3	0.23% on all assets	No
Client D	$ 67.6	$0 to $10,000,000,000 = 0.40%	No

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH OPPENHEIMERFUNDS

On December 1, 2011, the Board, including the Independent Trustees, voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with OppenheimerFunds for the Fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within OppenheimerFunds, including the backgrounds of its investment personnel, and also took into consideration the Fund's investment objective and discipline. The Board also considered the structure of OppenheimerFunds' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of OppenheimerFunds' investment staff, its use of technology, and OppenheimerFunds' approach to recruiting, managing and compensating investment personnel. The Board noted that OppenheimerFunds' analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and quantitative analysis. Additionally, in their deliberations, the Board considered OppenheimerFunds' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by OppenheimerFunds under the Sub-Advisory Agreement and (ii) the resources to be devoted to the Fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of OppenheimerFunds and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the Fund under the Sub-Advisory Agreement should benefit the Fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the Fund to the Fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to OppenheimerFunds and the Fund's projected total operating expenses. The Board noted that the Fund's maximum aggregate annual management fee rate may not exceed 1.05%. The Board noted that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the Fund.

Based on its review, the Board concluded that the Fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the Fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the Fund, the Board did not consider the Fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the Fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any. The Board considered the receipt of these benefits in light of Strategic Advisers' and its affiliates' profitability and other considerations described above.

Possible Economies of Scale. Because sub-advisory contracts have no impact on the maximum management fees payable by the Fund under the management contract with Strategic Advisers, the Board did not consider economies of scale to be a significant factor in its decision to approve the Sub-Advisory Contract. In connection with the Board's annual renewal of the Fund's management contract with Strategic Advisers and the Fund's sub-advisory agreements, the Board considers the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the Fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, and Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

BROKERAGE INFORMATION

Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control. An unaffiliated sub-adviser may also place trades with NFS and brokers with whom a sub-adviser to the Fund is under common control. The Fund commenced operations on November 16, 2011 and therefore paid no commissions to any broker or dealer affiliated with the Fund as of May 31, 2011.

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. There were 5,001,763 shares of the Fund issued and outstanding as of November 30, 2011.

As of November 30, 2011, the Trustees and Officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, substantial (5% or more) record and/or beneficial ownership of the Fund on November 30, 2011, was as follows:

Fund Name:	Owner Name	City	State	Ownership %
Strategic Advisers Core Multi-Manager Fund	FIMM LLC	Merrimack	NH	100%

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109.

Annual Report. An annual report for the Fund will be available once the Fund has completed its first annual period. Call 1-800-835-5095 or visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, when available, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC.

1.933358.100 MMC-pis-0112

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.accessmyproxy.com/fidelity.

STRATEGIC ADVISERS® GROWTH FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-544-3455

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® Growth Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) which permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees but without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on December 1, 2011 of a new sub-adviser under a sub-advisory agreement (the Agreement) among Strategic Advisers, Morgan Stanley Investment Management Inc. ("MSIM"), and the Trust, on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint an additional sub-adviser to the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about January 17, 2012 to shareholders of record as of December 27, 2011. This Information Statement is intended to inform you that a new sub-adviser has been appointed to your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of Trustees who are not parties to the Agreement or "interested persons" of any such party (the Independent Trustees), appointed MSIM as an additional sub-adviser to the Fund and approved the Agreement with MSIM on December 1, 2011. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of MSIM under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated March 5, 2010, which was approved on that date by the sole initial shareholder of the Fund, and by the Board, including a majority of the Independent Trustees.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition to the management fee payable to Strategic Advisers, the Fund pays all of its expenses that are not assumed by Strategic Advisers or the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, under their respective agreements with the Fund. The Fund normally pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees and expenses of the custodian, registrar and transfer agent, auditor, and Independent Trustees. The Fund's management contract further provides that the Fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the Fund's transfer agent agreement, the transfer agent bears these costs. The expenses in connection with preparing this Information Statement and its enclosures will be borne by the Fund. Other expenses paid by the Fund include interest, taxes, brokerage commissions, the Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

The Fund pays a monthly management fee to Strategic Advisers (the Management Fee). The Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate of 0.25% of the average daily net assets of the Fund throughout the month and the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets. Because the Fund's Management Fee may fluctuate, the Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage the Fund in the future. Strategic Advisers has contractually agreed that the Fund's maximum aggregate annual management fee will not exceed 0.95% of the Fund's average daily net assets. The addition of MSIM as a sub-adviser will not result in a change to the maximum aggregate annual management fee payable by shareholders.

Strategic Advisers has contractually agreed to waive a portion of the management fee equal to 0.25% of the average daily net assets of the Fund through September 30, 2014.

In addition to MSIM, ClariVest Asset Management LLC (ClariVest), Pyramis Global Advisors, LLC (Pyramis), Waddell & Reed Investment Management Company (WRIMCO), and Winslow Capital Management (Winslow) serve as sub-advisers to the Fund. Pyramis is an affiliate of Strategic Advisers.

The following table shows management fees paid to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Fund's sub-advisers during the period of June 2, 2010 (when the Fund commenced operations) to May 31, 2011 (the fund's fiscal year-end) for the Fund.

Management Fees
Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the Fund
$ 9,117,678	0.2175%B
Sub-Advisory Fees
Aggregate Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers	Aggregate Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the Fund	Sub-Advisory Fees Paid by Strategic Advisers to Pyramis	Sub-Advisory Fees Paid by Strategic Advisers to Pyramis as a % of Average Net Assets of the Fund
$ 6,766,648	0.1614%B	$ 2,351,030	0.0561%B

A After waiver reducing management fees of $10,568,618.

B Annualized.

SUMMARY OF AGREEMENT WITH MSIM

On December 1, 2011, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with MSIM on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with MSIM dated December 1, 2011. Pursuant to the Agreement, MSIM has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, MSIM provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board, or Strategic Advisers may impose with respect to the Fund. MSIM will vote the Fund's proxies in accordance with MSIM's proxy voting policies as approved by the Board. Strategic Advisers has granted MSIM authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays MSIM a monthly asset-based fee out of its Management Fee.

The Agreement with MSIM may be terminated on sixty days' written notice to MSIM: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with MSIM is terminable, without penalty, by MSIM upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with MSIM will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of MSIM's sub-advisory fees under the Agreement. The maximum aggregate annual management fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT MSIM

MSIM, a registered investment adviser, has its principal offices at 522 Fifth Avenue, New York, NY 10036. MSIM is a wholly owned subsidiary of Morgan Stanley, which has its principal offices at 1585 Broadway, New York, NY 10036. MSIM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of September 30, 2011, MSIM had approximately $268.2 billion in discretionary assets under management.

Morgan Stanley, the parent of MSIM, is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services.

Investment Process

MSIM will utilize a growth-oriented style, using bottom-up fundamental analysis, focused on free cash flow yield, as a basis for all investment decisions involving their portion of the funds assets. MSIM will seek high-quality companies with sustainable competitive advantages.

Portfolio Manager(s)

Dennis P. Lynch, Co-Lead Portfolio Manager

Mr. Lynch serves as co-lead portfolio manager for MSIM's portion of the Fund's assets, which he has managed since December 2011. Mr. Lynch, Managing Director, is a senior investor and the head of growth investing for MSIM. Prior to joining the firm, he worked as a sell side analyst for JP Morgan Securities. Mr. Lynch received a B.A. in Political Science from Hamilton College, and an M.B.A. in Finance, with honors, from Columbia University. Mr. Lynch joined MSIM in 1998, and has 18 years of investment experience.

David S. Cohen, Co-Portfolio Manager

Mr. Cohen serves as co-portfolio manager for MSIM's portion of the Fund's assets, which he has managed since December 2011. Mr. Cohen, Managing Director, joined MSIM's Growth Team as an investor in 1999. Prior to joining the firm, he was a senior fund accountant at Alliance Capital. Previously, he was a fund accountant at Natwest and Wall Street Trust. Mr. Cohen received a B.S. in Management, summa cum laude, from Pace University. Mr. Cohen joined MSIM in 1993, and has 24 years of investment experience.

Sam G. Chainani, Co-Portfolio Manager

Mr. Chainani, CFA, serves as co-portfolio manager for MSIM's portion of the Fund's assets, which he has managed since December 2011. Mr. Chainani, Managing Director, joined MSIM's Growth Team as an investor in 2000. He received a B.S. in Management with a concentration in Finance from Binghamton University. He holds the Chartered Financial Analyst designation. Mr. Chainani joined MSIM in 1996, and has 16 years of investment experience.

Alexander T. Norton, Co-Portfolio Manager

Mr. Norton serves as co-portfolio manager for MSIM's portion of the Fund's assets, which he has managed since December 2011. Mr. Norton, Executive Director, joined MSIM's Growth Team as an investor in 2000. Prior to joining the firm, he was an associate in Equity Derivative Sales and later an associate in Equity Research at Donaldson Lufkin & Jenrette. Previously, he was a Bond Broker with Cantor Fitzgerald. Alex received a B.A. in History from the University of Pennsylvania, and an M.B.A. from Columbia Business School in Finance. Mr. Norton joined MSIM in 2000, and has 17 years of investment experience.

Jason C. Yeung, Co-Portfolio Manager

Mr. Yeung, CFA, serves as co-portfolio manager for MSIM's portion of the Fund's assets, which he has managed since December 2011. Mr. Yeung, Managing Director, joined MSIM's Growth Team in 2004 as an investor. Prior to joining the firm, he was a senior research analyst at Ramius Capital Group. Previously, he was an equity research analyst at Deutsche Bank. Mr. Yeung received a B.A. in International Relations, Phi Beta Kappa, from Johns Hopkins University and an M.Phil. from the University of Cambridge in International Relations. He holds the Chartered Financial Analyst designation. Mr. Yeung joined MSIM in 2002, and has 15 years of investment experience.

Armistead B. Nash, Co-Portfolio Manager

Mr. Nash serves as co-portfolio manager for MSIM's portion of the Fund's assets, which he has managed since December 2011. Mr. Nash, Executive Director, joined MSIM's Growth Team in 2004 as an investor. Prior to joining the firm, he was an associate in investment product development at BlackRock Financial Management. Previously, he was a research analyst in high yield research at KEA Capital. Mr. Nash received a B.A. from the University of Virginia in History, and an M.B.A. from the University of Virginia Darden School of Business in Business Administration. Mr. Nash joined MSIM in 2002, and has 12 years of investment experience.

Directors and Executive Officers

The following are directors and/or executive officers of MSIM. The address of each is 522 Fifth Avenue, New York, NY 10036.

DIRECTORS AND EXECUTIVE OFFICERS
Name and Position with MSIM	Other Substantial Business, Profession, or Vocation
Gregory J. Fleming - Managing Director and President	President of MSAM Holdings II, Inc.
Edmond Moriarty - Managing Director and Director	Managing Director and Director of Morgan Stanley Services Company Inc. and Morgan Stanley Distribution, Inc.; Director of MSAM Holdings II, Inc.; President of other entities affiliated with MSIM.
Christopher O'Dell - Managing Director and Secretary	Managing Director and Secretary of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Secretary of MSAM Holdings II, Inc. and other entities affiliated with MSIM.
Mary Ann Picciotto - Executive Director and Chief Compliance Officer	Chief Compliance Officer of the Morgan Stanley Funds.
Jeffrey Gelfand - Managing Director, Chief Financial Officer and Treasurer

Managing Director, Chief Financial Officer and Treasurer of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Chief Financial Officer and Treasurer of MSAM Holdings II, Inc.; Treasurer of other entities affiliated with MSIM.

James Janover - Managing Director and Director	Managing Director and Director of Morgan Stanley Investment Advisors Inc.; Director of MSAM Holdings II, Inc.
CONTROL PERSONS
Name	Relationship
Morgan Stanley	Owns 100% of MSIM

Other Funds

MSIM currently serves as investment adviser for the following funds that have an investment objective similar to the portion of Strategic Advisers Growth Fund sub-advised by MSIM:

Proprietary Funds	Net Assets as of September 30, 2011	Rate of Compensation	Fee Waiver/ Reduction
Morgan Stanley Institutional Fund Trust Mid Cap Growth Portfolio	$ 6,976,628,685	0.500% on total assets	N
Universal Institutional Funds Mid Cap Growth Portfolio	$ 280,917,089	0.750% on the first $500 million 0.700% on the next $500 million 0.650% in excess of $1.0 billion	Y
Morgan Stanley Mid-Cap Growth Fund	$ 364,663,039	0.420% on the first $500 million 0.395% in excess of $500 million	N
Morgan Stanley Select Dimensions Investment Series Mid Cap Growth Portfolio	$ 29,810,467	0.420% on the first $500 million 0.395% in excess of $500 million	N
Sub-Advised Funds	Net Assets as of September 30, 2011	Rate of Compensation	Fee Waiver/ Reduction
Sub-Advised Fund A*	$ 343,533,366	0.400% on the first $1 billion 0.375% in excess of $1 billion	N
Sub-Advised Fund B*†	$ 257,249,166	0.400% on the first $1 billion 0.375% in excess of $1 billion	N
Sub-Advised Fund C*†	$ 538,326,427	0.400% on the first $1 billion 0.375% in excess of $1 billion	N
Sub-Advised Fund D*	$ 269,639,411	0.400% on the first $1 billion 0.375% in excess of $1 billion	N
Sub-Advised Fund E	$ 819,637,072	0.400% on the first $500 million 0.350% in excess of $500 million	N
Sub-Advised Fund F	$ 401,700,961	0.500% on the first $100 million 0.450% on the next $150 million 0.450% on the next $250 million 0.400% in excess of $250 million	N
Sub-Advised Fund G	$ 951,307,416	0.450% on the first $250 million 0.400% on the next $500 million 0.350% on the next $500 million 0.300% in excess of $1 billion	N
Sub-Advised Fund H**	$ 1,054,387,078	0.350% on the first $2.0 billion 0.320% on the next $1.0 billion 0.300% in excess of $3.0 billion	N
Sub-Advised Fund I**	$ 58,527,566	0.350% on the first $2.0 billion 0.320% on the next $1.0 billion 0.300% in excess of $3.0 billion	N
Sub-Advised Fund J	$ 180,502,218	0.450% on the first $250 million 0.400% on the next $250 million 0.350% in excess of $500 million	N

* The average daily net assets for the purpose of calculating sub-advisory fees for these four funds are determined on a combined basis.

** The sub-advisory fees payable to MSIM with respect to the services provided to each of these two funds are calculated based on the combined daily net assets of 4 sub-advised funds managed by MSIM in two investment strategies, and then multiplied by the ratio of the fund's average daily net assets over the combined daily net assets.

† Effective December 30, 2011 Sub-Advised Fund B merged into Sub-Advised Fund C.

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH MSIM

On December 1, 2011, the Board, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with MSIM for the Fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within MSIM, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective and discipline. The Board also considered the structure of MSIM's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of MSIM's investment staff, its use of technology, and MSIM's approach to recruiting, managing and compensating investment personnel. The Board noted that MSIM's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and quantitative analysis. Additionally, in their deliberations, the Board considered MSIM's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by MSIM under the Sub-Advisory Agreement and (ii) the resources to be devoted to the Fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of MSIM and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the Fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the Fund to the Fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to MSIM and the Fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the Fund's management fee through September 30, 2014 and noted that the fund's maximum aggregate annual management fee rate may not exceed 0.95%. The Board noted that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the Fund.

Based on its review, the Board concluded that the Fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the Fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the Fund, the Board did not consider the Fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the Fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any. The Board considered the receipt of these benefits in light of Strategic Advisers' and its affiliates' profitability and other considerations described above.

Possible Economies of Scale. Because sub-advisory contracts have no impact on the maximum management fees payable by the Fund under the management contract with Strategic Advisers, the Board did not consider economies of scale to be a significant factor in its decision to approve the Sub-Advisory Contract. In connection with the Board's annual renewal of the Fund's management contract with Strategic Advisers and the Fund's sub-advisory agreements, the Board considers the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the Fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, and Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

BROKERAGE INFORMATION

Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control. An unaffiliated sub-adviser may also place trades with NFS and brokers with whom a sub-adviser to the Fund is under common control. The Fund paid no commissions to any broker or dealer affiliated with the Fund through May 31, 2011.

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. There were 637,971,321 shares of the Fund issued and outstanding as of November 30, 2011.

As of November 30, 2011, the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109.

Annual Report. For a free copy of the Fund's most recent annual report and semi-annual report, if any, call 1-800-544-3455 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109. In addition, you may visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC.

1.933256.100 SGF-pis-0112

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.accessmyproxy.com/fidelity.

STRATEGIC ADVISERS® GROWTH MULTI-MANAGER FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-835-5095

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® Growth Multi-Manager Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) which permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees but without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on December 1, 2011 of a new sub-adviser under a sub-advisory agreement (the Agreement) among Strategic Advisers, Morgan Stanley Investment Management Inc. ("MSIM"), and the Trust, on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint an additional sub-adviser to the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about January 17, 2012 to shareholders of record as of December 27, 2011. This Information Statement is intended to inform you that a new sub-adviser has been appointed to your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to the Fund. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including a majority of Trustees who are not parties to the Agreement or "interested persons" of any such party (the Independent Trustees), appointed MSIM as an additional sub-adviser to the Fund and approved the Agreement with MSIM on December 1, 2011. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of MSIM under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated September 8, 2011, which was approved on that date by the sole initial shareholder of the Fund, and by the Board, including a majority of the Independent Trustees.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include, among others, supervising relations with, and monitoring the performance of, any sub-advisers; preparing all general shareholder communications, including shareholder reports; maintaining the Fund's records; maintaining the registration and qualification of the Fund's shares under federal and state law; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition to the management fee payable to Strategic Advisers, the Fund pays all of its expenses that are not assumed by Strategic Advisers or the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, under their respective agreements with the Fund. The Fund normally pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees and expenses of the custodian, registrar and transfer agent, auditor, and Independent Trustees. The Fund's management contract further provides that the Fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the Fund's transfer agent agreement, the transfer agent bears these costs. The expenses in connection with preparing this Information Statement and its enclosures will be borne by the Fund. Other expenses paid by the Fund include interest, taxes, brokerage commissions, the Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

The Fund pays a monthly management fee to Strategic Advisers (the Management Fee). The Management Fee is calculated by adding Strategic Advisers' annual Management Fee rate of 0.30% of the average daily net assets of the Fund throughout the month and the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets. Because the Fund's Management Fee may fluctuate, the Fund's effective Management Fee may be higher or lower in the future based on factors such as the portion of fund assets managed by sub-advisers and the sub-advisory fee rates of the sub-advisers that may manage the Fund in the future. Strategic Advisers has contractually agreed that the Fund's maximum aggregate annual management fee will not exceed 1.00% of the Fund's average daily net assets. Strategic Advisers has contractually agreed to reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any, incurred by the Fund or an acquired fund in which it invests) exceed 0.97% of its average net assets. This arrangement will remain in effect through July 31, 2013. The addition of MSIM as a sub-adviser will not result in a change to the maximum aggregate annual Management Fee payable by shareholders.

In addition to MSIM, ClariVest Asset Management LLC (ClariVest), Pyramis Global Advisors, LLC (Pyramis), Waddell & Reed Investment Management Company (WRIMCO), and Winslow Capital Management (Winslow) serve as sub-advisers to the Fund. Pyramis is an affiliate of Strategic Advisers.

SUMMARY OF AGREEMENT WITH MSIM

On December 1, 2011, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with MSIM on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with MSIM dated December 1, 2011. Pursuant to the Agreement, MSIM has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, MSIM provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board, or Strategic Advisers may impose with respect to the Fund. MSIM will vote the Fund's proxies in accordance with MSIM's proxy voting policies as approved by the Board. Strategic Advisers has granted MSIM authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays MSIM a monthly asset-based fee out of its Management Fee.

The Agreement with MSIM may be terminated on sixty days' written notice to MSIM: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with MSIM is terminable, without penalty, by MSIM upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with MSIM will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of MSIM's sub-advisory fees under the Agreement. The maximum aggregate annual management fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT MSIM

MSIM, a registered investment adviser, has its principal offices at 522 Fifth Avenue, New York, NY 10036. MSIM is a wholly owned subsidiary of Morgan Stanley, which has its principal offices at 1585 Broadway, New York, NY 10036. MSIM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of September 30, 2011, MSIM had approximately $268.2 billion in discretionary assets under management.

Morgan Stanley, the parent of MSIM, is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services.

Investment Process

MSIM will utilize a growth-oriented style, using bottom-up fundamental analysis, focused on free cash flow yield, as a basis for all investment decisions involving their portion of the funds assets. MSIM will seek high-quality companies with sustainable competitive advantages.

Portfolio Manager(s)

Dennis P. Lynch, Co-Lead Portfolio Manager

Mr. Lynch serves as co-lead portfolio manager for MSIM's portion of the Fund's assets, which he has managed since December 2011. Mr. Lynch, Managing Director, is a senior investor and the head of growth investing for MSIM. Prior to joining the firm, he worked as a sell side analyst for JP Morgan Securities. Mr. Lynch received a B.A. in Political Science from Hamilton College, and an M.B.A. in Finance, with honors, from Columbia University. Mr. Lynch joined MSIM in 1998, and has 18 years of investment experience.

David S. Cohen, Co-Portfolio Manager

Mr. Cohen serves as co-portfolio manager for MSIM's portion of the Fund's assets, which he has managed since December 2011. Mr. Cohen, Managing Director, joined MSIM's Growth Team as an investor in 1999. Prior to joining the firm, he was a senior fund accountant at Alliance Capital. Previously, he was a fund accountant at Natwest and Wall Street Trust. Mr. Cohen received a B.S. in Management, summa cum laude, from Pace University. Mr. Cohen joined MSIM in 1993, and has 24 years of investment experience.

Sam G. Chainani, Co-Portfolio Manager

Mr. Chainani, CFA, serves as co-portfolio manager for MSIM's portion of the Fund's assets, which he has managed since December 2011. Mr. Chainani, Managing Director, joined MSIM's Growth Team as an investor in 2000. He received a B.S. in Management with a concentration in Finance from Binghamton University. He holds the Chartered Financial Analyst designation. Mr. Chainani joined MSIM in 1996, and has 16 years of investment experience.

Alexander T. Norton, Co-Portfolio Manager

Mr. Norton serves as co-portfolio manager for MSIM's portion of the Fund's assets, which he has managed since December 2011. Mr. Norton, Executive Director, joined MSIM's Growth Team as an investor in 2000. Prior to joining the firm, he was an associate in Equity Derivative Sales and later an associate in Equity Research at Donaldson Lufkin & Jenrette. Previously, he was a Bond Broker with Cantor Fitzgerald. Alex received a B.A. in History from the University of Pennsylvania, and an M.B.A. from Columbia Business School in Finance. Mr. Norton joined MSIM in 2000, and has 17 years of investment experience.

Jason C. Yeung, Co-Portfolio Manager

Mr. Yeung, CFA, serves as co-portfolio manager for MSIM's portion of the Fund's assets, which he has managed since December 2011. Mr. Yeung, Managing Director, joined MSIM's Growth Team in 2004 as an investor. Prior to joining the firm, he was a senior research analyst at Ramius Capital Group. Previously, he was an equity research analyst at Deutsche Bank. Mr. Yeung received a B.A. in International Relations, Phi Beta Kappa, from Johns Hopkins University and an M.Phil. from the University of Cambridge in International Relations. He holds the Chartered Financial Analyst designation. Mr. Yeung joined MSIM in 2002, and has 15 years of investment experience.

Armistead B. Nash, Co-Portfolio Manager

Mr. Nash serves as co-portfolio manager for MSIM's portion of the Fund's assets, which he has managed since December 2011. Mr. Nash, Executive Director, joined MSIM's Growth Team in 2004 as an investor. Prior to joining the firm, he was an associate in investment product development at BlackRock Financial Management. Previously, he was a research analyst in high yield research at KEA Capital. Mr. Nash received a B.A. from the University of Virginia in History, and an M.B.A. from the University of Virginia Darden School of Business in Business Administration. Mr. Nash joined MSIM in 2002, and has 12 years of investment experience.

Directors and Executive Officers

The following are directors and/or executive officers of MSIM. The address of each is 522 Fifth Avenue, New York, NY 10036.

DIRECTORS AND EXECUTIVE OFFICERS
Name and Position with MSIM	Other Substantial Business, Profession, or Vocation
Gregory J. Fleming - Managing Director and President	President of MSAM Holdings II, Inc.
Edmond Moriarty - Managing Director and Director	Managing Director and Director of Morgan Stanley Services Company Inc. and Morgan Stanley Distribution, Inc.; Director of MSAM Holdings II, Inc.; President of other entities affiliated with MSIM.
Christopher O'Dell - Managing Director and Secretary	Managing Director and Secretary of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Secretary of MSAM Holdings II, Inc. and other entities affiliated with MSIM.
Mary Ann Picciotto - Executive Director and Chief Compliance Officer	Chief Compliance Officer of the Morgan Stanley Funds.
Jeffrey Gelfand - Managing Director, Chief Financial Officer and Treasurer

Managing Director, Chief Financial Officer and Treasurer of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company Inc.; Chief Financial Officer and Treasurer of MSAM Holdings II, Inc.; Treasurer of other entities affiliated with MSIM.

James Janover - Managing Director and Director	Managing Director and Director of Morgan Stanley Investment Advisors Inc.; Director of MSAM Holdings II, Inc.
CONTROL PERSONS
Name	Relationship
Morgan Stanley	Owns 100% of MSIM

Other Funds

MSIM currently serves as investment adviser for the following funds that have an investment objective similar to the portion of Strategic Advisers Growth Multi-Manager Fund sub-advised by MSIM:

Proprietary Funds	Net Assets as of September 30, 2011	Rate of Compensation	Fee Waiver/ Reduction
Morgan Stanley Institutional Fund Trust Mid Cap Growth Portfolio	$ 6,976,628,685	0.500% on total assets	N
Universal Institutional Funds Mid Cap Growth Portfolio	$ 280,917,089	0.750% on the first $500 million 0.700% on the next $500 million 0.650% in excess of $1.0 billion	Y
Morgan Stanley Mid-Cap Growth Fund	$ 364,663,039	0.420% on the first $500 million 0.395% in excess of $500 million	N
Morgan Stanley Select Dimensions Investment Series Mid Cap Growth Portfolio	$ 29,810,467	0.420% on the first $500 million 0.395% in excess of $500 million	N
Sub-Advised Funds	Net Assets as of September 30, 2011	Rate of Compensation	Fee Waiver/ Reduction
Sub-Advised Fund A*	$ 343,533,366	0.400% on the first $1 billion 0.375% in excess of $1 billion	N
Sub-Advised Fund B*†	$ 257,249,166	0.400% on the first $1 billion 0.375% in excess of $1 billion	N
Sub-Advised Fund C*†	$ 538,326,427	0.400% on the first $1 billion 0.375% in excess of $1 billion	N
Sub-Advised Fund D*	$ 269,639,411	0.400% on the first $1 billion 0.375% in excess of $1 billion	N
Sub-Advised Fund E	$ 819,637,072	0.400% on the first $500 million 0.350% in excess of $500 million	N
Sub-Advised Fund F	$ 401,700,961	0.500% on the first $100 million 0.450% on the next $150 million 0.450% on the next $250 million 0.400% in excess of $250 million	N
Sub-Advised Fund G	$ 951,307,416	0.450% on the first $250 million 0.400% on the next $500 million 0.350% on the next $500 million 0.300% in excess of $1 billion	N
Sub-Advised Fund H**	$ 1,054,387,078	0.350% on the first $2.0 billion 0.320% on the next $1.0 billion 0.300% in excess of $3.0 billion	N
Sub-Advised Fund I**	$ 58,527,566	0.350% on the first $2.0 billion 0.320% on the next $1.0 billion 0.300% in excess of $3.0 billion	N
Sub-Advised Fund J	$ 180,502,218	0.450% on the first $250 million 0.400% on the next $250 million 0.350% in excess of $500 million	N

* The average daily net assets for the purpose of calculating sub-advisory fees for these four funds are determined on a combined basis.

** The sub-advisory fees payable to MSIM with respect to the services provided to each of these two funds are calculated based on the combined daily net assets of 4 sub-advised funds managed by MSIM in two investment strategies, and then multiplied by the ratio of the fund's average daily net assets over the combined daily net assets.

† Effective December 30, 2011 Sub-Advised Fund B merged into Sub-Advised Fund C.

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH MSIM

On December 1, 2011, the Board, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with MSIM for the Fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within MSIM, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective and discipline. The Board also considered the structure of MSIM's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of MSIM's investment staff, its use of technology, and MSIM's approach to recruiting, managing and compensating investment personnel. The Board noted that MSIM's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and quantitative analysis. Additionally, in their deliberations, the Board considered MSIM's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by MSIM under the Sub-Advisory Agreement and (ii) the resources to be devoted to the Fund's compliance policies and procedures.

Investment Performance. The Board also considered the historical investment performance of MSIM and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the Fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the Fund to the Fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to MSIM and the Fund's projected total operating expenses. The Board noted that the Fund's maximum aggregate annual management fee rate may not exceed 1.00%. The Board noted that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the Fund.

Based on its review, the Board concluded that the Fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the Fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the Fund, the Board did not consider the Fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the Fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any. The Board considered the receipt of these benefits in light of Strategic Advisers' and its affiliates' profitability and other considerations described above.

Possible Economies of Scale. Because sub-advisory contracts have no impact on the maximum management fees payable by the Fund under the management contract with Strategic Advisers, the Board did not consider economies of scale to be a significant factor in its decision to approve the Sub-Advisory Contract. In connection with the Board's annual renewal of the Fund's management contract with Strategic Advisers and the Fund's sub-advisory agreements, the Board considers the extent to which economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the Fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the Fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, and Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

BROKERAGE INFORMATION

Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control. An unaffiliated sub-adviser may also place trades with NFS and brokers with whom a sub-adviser to the Fund is under common control. The Fund commenced operations on November 16, 2011 and therefore paid no commissions to any broker or dealer affiliated with the Fund as of May 31, 2011.

OTHER INFORMATION

Outstanding Shares and Ownership of Shares. There were 4,999,020 shares of the Fund issued and outstanding as of November 30, 2011.

As of November 30, 2011, the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

To the knowledge of the Trust, substantial (5% or more) record and/or beneficial ownership of the Fund on November 30, 2011, was as follows:

Fund Name:	Owner Name	City	State	Ownership %
Strategic Advisers Growth Multi-Manager Fund	FIMM LLC	Merrimack	NH	99.96%

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109.

Annual Report. An annual report for the Fund will be available once the Fund has completed its first annual period. In addition, you may call 1-800-835-5095 or visit Fidelity's website at www.fidelity.com for a free copy of a prospectus, statement of additional information, annual or semi-annual report, when available, or to request other information.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third party marks appearing above are the marks of their respective owners.

Strategic Advisers is a registered service mark of FMR LLC.

1.933324.100 MMG-pis-0112

Form of D.F. King email to be sent to a shareholder that has consented to receive information statements electronically

You have elected to receive Information Statement Materials via the Internet. This e-mail notification contains information relating to Information Statement Materials that are available for the Strategic Advisers fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT INFORMATION STATEMENT MATERIALS:

Information Statement Materials are available for the following Strategic Advisers fund(s).

[Fund Name Prints Here]

For shareholders as of: [Month, Day, Year]

You can access these Information Statement Materials at the following Web address:

INFORMATION STATEMENT[S]:

[http://www.xxxxxxxxx]

If your e-mail software supports it, you can simply click on the above link[s]. If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser.

ADDITIONAL INFORMATION:

To access the electronic Information Statement Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Strategic Advisers fund and have technical questions about viewing, saving, or printing your Information Statement Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative.  Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

To request a paper copy of Information Statement Materials relating to a Strategic Advisers fund, please contact Fidelity at the toll-free telephone number listed in the electronic Information Statement Materials.

You may verify, change, or revoke your electronic delivery preferences by visiting the Your Profile: Preferences section on Fidelity.com. Please note that if you revoke your "Prospectuses, Financial Reports and Other Documents" election, this may result in all documents, including account statements and trade confirmations and their related prospectuses, being mailed to you in paper.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.